UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSRS
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-04003
Van Kampen Government Securities Fund

(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036

(Address of principal executive offices)     (Zip code)
Edward C. Wood III
522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-762-4000
Date of fiscal year end: 9/30
Date of reporting period: 3/31/09

Item 1. Report to Shareholders.

The Fund’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Government Securities Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of March 31, 2009.

This material must be preceded or accompanied by a Class A, B, and C share or Class I share prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 3/31/09

	A Shares		B Shares		C Shares		I Shares
	since 7/16/84		since 12/20/91		since 3/10/93		since 8/12/05
		w/max		w/max		w/max
		4.75%		4.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales
Total Returns	charges	charge	charges	charge	charges	charge	charges

Since Inception	6.67%	6.46%	4.71%	4.71%	3.97%	3.97%	2.89%

10-year	4.27	3.76	3.65	3.65	3.50	3.50	—

5-year	2.75	1.75	1.98	1.73	1.97	1.97	—

1-year	0.54	–4.22	–0.22	–4.08	–0.32	–1.28	0.79

6 Month	3.63	–1.34	3.25	–0.75	3.27	2.27	3.76

30-day SEC Yield	2.13%		1.52%		1.51%		2.48%

Gross Expense Ratio	1.00%		1.76%		1.76%		0.75%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Expenses are as of the Fund’s fiscal year end.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and two and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect their conversion into Class A shares eight years after purchase. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. Periods less than one year are not annualized. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change. Periods of less than one year are not annualized.

The Lehman Brother’s U.S. Government/Mortgage Index, which has been shown in the Fund’s previous shareholder reports and prospectuses, changed its name to Barclays Capital U.S. Government/Mortgage Index as of November 3, 2008. The Barclays Capital U.S. Government/Mortgage Index is generally representative of U.S. government treasury securities and agency mortgage-backed securities. The index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Fund Report
For the six-month period ended March 31, 2009

Market Conditions

The U.S. economic picture remained bleak throughout the six-month reporting period as most economic indicators weakened and near-term deflation concerns arose, despite the federal government’s considerable efforts to stimulate growth. At the same time, the credit crisis intensified following the series of government takeovers, forced mergers and failures of several venerable financial institutions that began in September 2008. As a result, the financial markets became highly volatile and prices deteriorated as investor confidence plummeted. Although this difficult environment persisted throughout the end of the year and into 2009, pockets of value began to emerge in some non-Treasury fixed income sectors, most notably in investment-grade corporate credits and, to a lesser extent, in agency mortgage-backed securities. The agency mortgage sector posted healthy gains in early 2009 versus equal-duration Treasury securities due to the Federal Reserve’s announcement that it plans to purchase large quantities of agency mortgage-backed securities. However, although volatility in the sector declined during the period, spreads remained wider than historic averages. In our view, the residential real estate market should benefit from lower mortgage rates, opening the possibility for a refinancing wave and a reduction in inventory.

The performance of the government agency sector improved somewhat as well, thanks to growing investor acceptance of the new FDIC-backed bank notes which are included in the sector. The Treasury market, however, began to wane in 2009 after rallying strongly in 2008 amid the prolonged flight to quality. From the start of the year through March 31, 2009, yields on two-year Treasuries rose by three basis points while yields on 30-year Treasuries rose by 87 basis points.

Performance Analysis

All share classes of Van Kampen Government Securities Fund underperformed the Barclays Capital U.S. Government/Mortgage Index (the “Index”) for the six months ended March 31, 2009, assuming no deduction of applicable sales charges.

Total returns for the six-month period ended March 31, 2009

				Barclays Capital
Class A	Class B	Class C	Class I	U.S. Government/Mortgage Index

3.63%	3.25%	3.27%	3.76%	6.76%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

The primary detractor from the Fund’s performance relative to the Index was an allocation to non-agency mortgage securities, which are not represented in the Index. Although this position was reduced by the end of 2008, the impact of price declines due to forced selling in the market, rising mortgage delinquencies and falling home prices, particularly in the fourth quarter, was a drag on performance for the overall period. On the other hand, the Federal Reserve’s mortgage-backed securities buying program helped the agency mortgage-backed sector perform well during the first months of 2009. This was especially true in the lower-coupon (four to six percent) portion of the sector. We took opportunities to shift the portfolio’s agency mortgage-backed position to focus on these lower-coupon issues, which ultimately benefited relative performance. However, this was more than offset by the negative impact of the portfolio’s underweight in the sector, which kept it from more fully benefiting from the sector’s rally.

In response to a steepening of the yield curve late in the period, we positioned the portfolio to benefit from a potential narrowing of the yield spread between the 10-year portion of the yield curve and the long end of the curve through the use of Treasury futures contracts. The portfolio benefited from this trade and the position was subsequently reduced. The Fund also benefited from a long position in intermediate forward swap rates and a short position in 30-year swap rates. We initiated this positioning based on our view that the market was too optimistic in pricing a recovery, and that intermediate forward rates were consequently too high relative to long rates. This view was borne out as rates came into line with our expectations and the position was subsequently unwound.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

Summary of Investments by Coupon Distribution as of 3/31/2009 (Unaudited)

Less than 6.0	82.6%
6.0-6.9	13.5
7.0-7.9	2.6
8.0-8.9	1.3
9.0-9.9	0.0	*
10 or more	0.0	*

*	Amount is less than 0.1%

Asset Allocation as of 3/31/09 (Unaudited)

FNMAs	37.4%
U.S. Treasuries	36.1
FHLMCs	12.4
Banking—FDIC Guaranteed	6.3
GNMAs	5.3
Other	1.1
FHLBs	0.5

Total Long-Term Investments	99.1
Purchased Options	0.1
Total Short-Term Investments	11.4

Total Investments	110.6
Liabilities in Excess of Other Assets	(10.6)
Written Options	0.0 *

Net Assets	100.0%

*	Amount is less than 0.1%

Subject to change daily. Coupon distribution is as a percentage of long-term investments. Asset Allocation are as a percentage of net assets. Provided for informational purposes only and should not be deemed as a recommendation to buy securities in the sectors shown above. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 10/1/08 - 3/31/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	10/1/08	3/31/09	10/1/08-3/31/09

Class A
Actual	$1,000.00	$1,036.29	$5.18
Hypothetical	1,000.00	1,019.85	5.14
(5% annual return before expenses)

Class B
Actual	1,000.00	1,032.52	8.97
Hypothetical	1,000.00	1,016.11	8.90
(5% annual return before expenses)

Class C
Actual	1,000.00	1,032.68	8.97
Hypothetical	1,000.00	1,016.11	8.90
(5% annual return before expenses)

Class I
Actual	1,000.00	1,037.63	3.91
Hypothetical	1,000.00	1,021.09	3.88
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.02%, 1.77%, 1.77% and 0.77% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

Van Kampen Government Securities Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Mortgage Backed Securities 44.3%
$5,100	Federal Home Loan Mortgage Corp., April (a)	4.500%	TBA	$5,206,784
10,360	Federal Home Loan Mortgage Corp.	4.500	04/01/35	10,592,865
36,838	Federal Home Loan Mortgage Corp.	5.000	07/01/35 to 01/01/37	38,104,340
28,027	Federal Home Loan Mortgage Corp.	5.500	01/01/37 to 01/01/38	29,149,617
171	Federal Home Loan Mortgage Corp.	6.000	04/01/29 to 04/01/31	180,460
38	Federal Home Loan Mortgage Corp.	6.500	03/01/26	40,578
1,497	Federal Home Loan Mortgage Corp.	7.500	11/01/20 to 06/01/34	1,623,085
124	Federal Home Loan Mortgage Corp.	8.000	07/01/30 to 10/01/31	134,576
21,275	Federal National Mortgage Association, April (a)	4.000	TBA	21,634,016
5,575	Federal National Mortgage Association, April (a)	5.000	TBA	5,753,573
13,753	Federal National Mortgage Association	4.500	03/01/23	14,180,576
62,395	Federal National Mortgage Association	5.000	05/01/35 to 05/01/36	64,535,422
18,308	Federal National Mortgage Association (a)	5.000	03/01/39	18,942,619
95,156	Federal National Mortgage Association	5.500	01/01/36 to 08/01/38	98,917,405
21,412	Federal National Mortgage Association (a)	5.500	09/01/34 to 04/01/35	22,276,818
40,402	Federal National Mortgage Association	6.000	07/01/14 to 10/01/36	42,292,729
31,276	Federal National Mortgage Association	6.500	04/01/09 to 10/01/38	33,097,131
1,681	Federal National Mortgage Association	7.000	08/01/14 to 09/01/34	1,806,586
2,441	Federal National Mortgage Association	7.500	07/01/09 to 05/01/32	2,632,549
284	Federal National Mortgage Association	8.000	10/01/24 to 04/01/32	308,897
51	Federal National Mortgage Association (FHA/VA)	8.500	01/01/22 to 09/01/24	55,054
14	Federal National Mortgage Association	11.500	05/01/15 to 03/01/19	16,254
56	Federal National Mortgage Association	12.000	03/01/13 to 01/01/16	64,960

See Notes to Financial Statements

Van Kampen Government Securities Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Mortgage Backed Securities (Continued)
$15,650	Government National Mortgage Association, April (a)	4.500%	TBA	$16,011,906
28,894	Government National Mortgage Association	5.500	01/15/39 to 02/15/39	30,115,977
1,014	Government National Mortgage Association	6.000	12/15/28	1,067,655
1,640	Government National Mortgage Association	6.500	06/15/23 to 02/15/29	1,743,438
1,360	Government National Mortgage Association	7.000	12/15/22 to 12/15/27	1,455,747
1,440	Government National Mortgage Association	7.500	04/15/17 to 08/15/28	1,547,178
1,511	Government National Mortgage Association	8.000	12/15/16 to 10/15/25	1,626,167
945	Government National Mortgage Association	8.500	05/15/16 to 12/15/21	1,022,774
110	Government National Mortgage Association	9.000	04/15/18 to 12/15/19	118,548
3	Government National Mortgage Association	11.000	01/15/10 to 11/15/20	3,298
269	Government National Mortgage Association	12.000	01/15/13 to 06/15/15	305,371
92	Government National Mortgage Association	12.500	05/15/10 to 06/15/15	104,912
191	Government National Mortgage Association II	6.000	04/20/29	200,767

	Total Mortgage Backed Securities 44.3%			466,870,632

	United States Treasury Obligations 36.1%
14,700	United States Treasury Bonds	3.500	02/15/39	14,530,112
57,100	United States Treasury Bonds	5.250	11/15/28	70,250,872
31,090	United States Treasury Bonds	6.250	08/15/23	40,912,512
6,750	United States Treasury Bonds	8.125	08/15/21	10,035,353
24,750	United States Treasury Notes	1.500	12/31/13	24,695,872
44,700	United States Treasury Notes	1.750	01/31/14	45,017,951
10,239	United States Treasury Notes	2.750	02/15/19	10,298,212
32,376	United States Treasury Notes	4.000	08/15/18	35,987,964
3,570	United States Treasury Notes	4.750	08/15/17	4,176,904
62,245	United States Treasury (STRIPS)	*	11/15/19	43,677,068
12,500	United States Treasury (STRIPS)	*	08/15/20	8,371,938
28,025	United States Treasury (STRIPS)	*	11/15/20	18,545,824
21,085	United States Treasury (STRIPS)	*	05/15/21	13,652,179
64,770	United States Treasury (STRIPS)	*	11/15/21	41,013,983

	Total United States Treasury Obligations 36.1%			381,166,744

See Notes to Financial Statements

Van Kampen Government Securities Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	United States Government Agency Obligations 8.2%
$5,000	Federal Home Loan Bank	3.000%	04/15/09	$5,004,895
17,300	Federal Home Loan Mortgage Corp.	4.875	06/13/18	19,220,888
2,750	Federal Home Loan Mortgage Corp.	5.000	04/18/17	3,008,635
2,131	Federal Home Loan Mortgage Corp.	5.125	11/17/17	2,381,676
14,040	Federal Home Loan Mortgage Corp.	5.500	08/23/17	15,976,214
21,000	Federal National Mortgage Association	5.000	05/11/17	23,341,500
5,700	Federal National Mortgage Association	7.125	06/15/10	6,117,474
9,155	Tennessee Valley Authority, Ser G	7.125	05/01/30	11,615,351

	Total United States Government Agency Obligations 8.2%			86,666,633

	Agency Bonds 6.3% Banking—FDIC Guaranteed 6.3%
5,000	Bank of America Corp.	3.125	06/15/12	5,176,675
21,000	JPMorgan Chase & Co.	2.125	06/22/12	21,117,621
8,000	JPMorgan Chase & Co.	3.125	12/01/11	8,293,928
31,220	State Street Bank and Trust Co.	1.850	03/15/11	31,387,932

	Total Agency Bonds 6.3%			65,976,156

	Collateralized Mortgage Obligations 3.7%
5,022	Federal Home Loan Mortgage Corp. (REMIC) (b)	1.156	03/15/34	4,893,492
3,443	Federal National Mortgage Association (REMIC) (b)	0.685	05/28/35	1,902,228
311	Federal National Mortgage Association (REMIC) (b)	0.694	05/28/35	139,957
4,496	Federal National Mortgage Association (b)	0.722	05/25/35	3,959,336
4,750	Federal National Mortgage Association (REMIC) (b)	0.956	12/18/32	4,638,546
1,700	Federal National Mortgage Association	5.500	11/25/43	1,739,212
20,250	Federal National Mortgage Association	6.022	11/25/10	21,390,800
576	Federal National Mortgage Association (REMIC) (c) (d)	6.500	02/25/33	51,725

See Notes to Financial Statements

Van Kampen Government Securities Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Collateralized Mortgage Obligations (Continued)
$1,818	Government National Mortgage Association (b) (c) (d) (e)	6.844%	05/16/32	$151,595
1,898	Government National Mortgage Association (b) (c) (d) (e)	7.444	05/16/32	170,997

	Total Collateralized Mortgage Obligations 3.7%			39,037,888

	Adjustable Rate Mortgage Backed Securities 0.5%
3,692	Federal National Mortgage Association (b)	3.517	02/01/34	3,653,857
647	Federal National Mortgage Association (b)	4.384	10/01/34	653,564
1,125	Federal National Mortgage Association (b)	4.823	10/01/34	1,151,312

	Total Adjustable Rate Mortgage Backed Securities 0.5%			5,458,733

	Total Long-Term Investments 99.1% (Cost $1,012,549,188)			1,045,176,786

Description	Contracts	Expiration Date	Exercise Price	Value

Purchased Options 0.1%
2-Year EuroDollar Mid-Curve Call, September 2009 (Cost $1,469,938)	1,901	09/11/09	97.750	1,211,888

Short-Term Investments 11.4% Repurchase Agreements 8.4%
Banc of America Securities ($4,722,332 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.10%, dated 03/31/09, to be sold on 04/01/09 at $4,722,345)				4,722,332
Citigroup Global Markets, Inc. ($47,223,323 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.13%, dated 03/31/09, to be sold on 04/01/09 at $47,223,493)				47,223,323
Citigroup Global Markets, Inc. ($22,667,195 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.14%, dated 03/31/09, to be sold on 04/01/09 at $22,667,283)				22,667,195
JPMorgan Chase & Co. ($14,166,997 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.14%, dated 03/31/09, to be sold on 04/01/09 at $14,167,052)				14,166,997
State Street Bank & Trust Co. ($243,153 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 03/31/09, to be sold on 04/01/09 at $243,153)				243,153

Total Repurchase Agreements 8.4%				89,023,000

See Notes to Financial Statements

Van Kampen Government Securities Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Description	Value

United States Government Agency Obligations 3.0%
United States Treasury Bill ($31,311,000 par, yielding 0.133%, 05/15/09 maturity) (f)	$31,305,965

Total Short-Term Investments 11.4% (Cost $120,328,965)	120,328,965

Total Investments 110.6% (Cost $1,134,348,091)	1,166,717,639

Liabilities in Excess of Other Assets (10.6%)	(111,488,963)

Written Options 0.0%	(154,456)

Net Assets 100.0%	$1,055,074,220

Percentages are calculated as a percentage of net assets.

The obligations of certain United States Government sponsored entities are neither issued or guaranteed by the United States Treasury.

*	Zero coupon bond

(a)	Security purchased on a when-issued, delayed delivery or forward commitment basis.

(b)	Floating Rate Coupon

(c)	Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

(d)	IO—Interest Only

(e)	Inverse Floating Rate

(f)	All or a portion of this security has been physically segregated in connection with open futures contracts and swap contracts.

FHA/VA—Federal Housing Administration/Department of Veterans Affairs
REMIC—Real Estate Mortgage Investment Conduits
STRIPS—Separate Trading of Registered Interest and Principal of Securities
TBA—To be announced, maturity date has not yet been established. Upon settlement and delivery of the mortgage pools, maturity dates will be assigned.

See Notes to Financial Statements

Van Kampen Government Securities Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

Futures contracts outstanding as of March 31, 2009:

		Unrealized
		Appreciation/
	Contracts	Depreciation

Long Contracts:
EuroDollar Futures, March 2011 (Current Notional Value of $245,075 per contract)	127	$125,655
EuroDollar Futures, June 2011 (Current Notional Value of $244,588 per contract)	62	63,672
EuroDollar Futures September 2011 (Current Notional Value of $244,100 per contract)	62	61,955
EuroDollar Futures, December 2011 (Current Notional Value of $243,563 per contract)	62	58,386
U.S. Treasury Notes 2-Year Futures, June 2009 (Current Notional Value of $217,891 per contract)	156	174,516

Total Long Contracts	469	484,184

Short Contracts:
EuroDollar Futures, March 2012 (Current Notional Value of $243,213 per contract)	65	(5,781)
U.S. Treasury Bond 30-Year Futures, June 2009 (Current Notional Value of $129,703 per contract)	635	(198,929)
U.S. Treasury Notes 5-Year Futures, June 2009 (Current Notional Value of $118,766 per contract)	199	24,168
U.S. Treasury Notes 10-Year Futures, June 2009 (Current Notional Value of $124,078 per contract)	956	(2,900,826)

Total Short Contracts	1,855	(3,081,368)

Total Futures Contracts	2,324	$(2,597,184)

Swap agreements outstanding as of March 31, 2009:
Interest Rate Swaps

		Pay/
	Floating	Receive			Notional
	Rate	Floating	Fixed	Expiration	Amount
Counterparty	Index	Rate	Rate	Date	(000)	Value

Bank of America N.A.	USD-LIBOR BBA	Pay	3.200%	11/15/21	$24,950	$141,101
Barclays Bank PLC	USD-LIBOR BBA	Pay	3.040	11/15/19	27,036	101,911
Deutsche Bank AG New York	USD-LIBOR BBA	Pay	**	11/15/21	18,317	196,757
UBS AG	USD-LIBOR BBA	Pay	**	11/15/19	5,772	35,511

						475,280

Barclays Bank PLC	USD-LIBOR BBA	Receive	**	11/15/19	37,270	(4,000,710)
Deutsche Bank AG New York	USD-LIBOR BBA	Receive	**	11/15/21	27,500	(2,657,188)
JPMorgan Chase Bank, N.A.	USD-LIBOR BBA	Receive	**	11/15/19	17,000	(1,688,373)
JPMorgan Chase Bank, N.A.	USD-LIBOR BBA	Receive	**	08/15/20	12,500	(1,523,711)
JPMorgan Chase Bank, N.A.	USD-LIBOR BBA	Receive	**	11/15/20	28,025	(3,219,661)

See Notes to Financial Statements

Van Kampen Government Securities Fund
Portfolio of Investments  ■  March 31, 2009 (Unaudited)  continued

		Pay/
	Floating	Receive			Notional
	Rate	Floating	Fixed	Expiration	Amount
Counterparty	Index	Rate	Rate	Date	(000)	Value

JPMorgan Chase Bank, N.A.	USD-LIBOR BBA	Receive	**	05/15/21	$21,085	$(2,464,728)
JPMorgan Chase Bank, N.A.	USD-LIBOR BBA	Receive	**	11/15/21	37,270	(4,046,258)
UBS AG	USD-LIBOR BBA	Receive	**	11/15/19	7,975	(745,405)

						(20,346,034)

Total Swap Agreements						$(19,870,754)

**	Zero coupon swap. The Fund and/or counterparty will make a net payment on the expiration date.

See Notes to Financial Statements

Van Kampen Government Securities Fund
Financial Statements

Statement of Assets and Liabilities
March 31, 2009 (Unaudited)

Assets:
Total Investments (Cost $1,134,348,091)	$1,166,717,639
Receivables:
Investments Sold	72,202,180
Interest	5,407,856
Fund Shares Sold	582,348
Swap Contracts	141,101
Other	277,035

Total Assets	1,245,328,159

Liabilities:
Payables:
Investments Purchased	161,982,345
Custodian Bank	3,509,837
Fund Shares Repurchased	1,866,492
Variation Margin on Futures	794,248
Distributor and Affiliates	499,895
Investment Advisory Fee	480,827
Income Distributions	263,688
Written Options, at value (premiums received of $235,162)	154,456
Swap Contracts	20,011,855
Trustees’ Deferred Compensation and Retirement Plans	313,535
Accrued Expenses	376,761

Total Liabilities	190,253,939

Net Assets	$1,055,074,220

Net Assets Consist of:
Capital (Par value of $.01 per share with an unlimited number of shares authorized)	$1,190,824,224
Net Unrealized Appreciation	9,980,259
Accumulated Undistributed Net Investment Income	(12,838,938)
Accumulated Net Realized Loss	(132,891,325)

Net Assets	$1,055,074,220

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $898,075,725 and 94,274,228 shares of beneficial interest issued and outstanding)	$9.53
Maximum sales charge (4.75%* of offering price)	0.48

Maximum offering price to public	$10.01

Class B Shares:
Net asset value and offering price per share (Based on net assets of $72,988,906 and 7,685,645 shares of beneficial interest issued and outstanding)	$9.50

Class C Shares:
Net asset value and offering price per share (Based on net assets of $45,317,078 and 4,789,624 shares of beneficial interest issued and outstanding)	$9.46

Class I Shares:
Net asset value and offering price per share (Based on net assets of $38,692,511 and 4,065,186 shares of beneficial interest issued and outstanding)	$9.52

*	On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Van Kampen Government Securities Fund
Financial Statements  continued

Statement of Operations
For the Six Months Ended March 31, 2009 (Unaudited)

Investment Income:
Interest	$16,427,056

Expenses:
Investment Advisory Fee	2,830,080
Distribution (12b-1) and Service Fees
Class A	1,114,457
Class B	364,678
Class C	229,347
Transfer Agent Fees	797,937
Custody	122,335
Accounting and Administrative Expenses	121,359
Professional Fees	50,780
Registration Fees	48,261
Trustees’ Fees and Related Expenses	24,780
Reports to Shareholders	20,614
Other	21,286

Total Expenses	5,745,914
Less Credits Earned on Cash Balances	13,580

Net Expenses	5,732,334

Net Investment Income	$10,694,722

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$(25,442,442)
Written Options	608,369
Futures	(7,324,621)
Foreign Currency Transactions	(41,443)
Swap Contracts	32,482,555

Net Realized Gain	282,418

Unrealized Appreciation/Depreciation:
Beginning of the Period	(16,707,756)

End of the Period:
Investments	32,369,548
Written Options	80,706
Futures	(2,597,184)
Foreign Currency Translation	(2,057)
Swaps Contracts	(19,870,754)

9,980,259

Net Unrealized Appreciation During the Period	26,688,015

Net Realized and Unrealized Gain	$26,970,433

Net Increase in Net Assets From Operations	$37,665,155

See Notes to Financial Statements

Van Kampen Government Securities Fund
Financial Statements  continued

Statements of Changes in Net Assets  (Unaudited)

	For The	For The
	Six Months Ended	Year Ended
	March 31, 2009	September 30, 2008

From Investment Activities:
Operations:
Net Investment Income	$10,694,722	$47,009,389
Net Realized Gain/Loss	282,418	(47,288,406)
Net Unrealized Appreciation/Depreciation During the Period	26,688,015	(19,309,744)

Change in Net Assets from Operations	37,665,155	(19,588,761)

Distributions from Net Investment Income:
Class A Shares	(12,915,053)	(48,949,098)
Class B Shares	(786,029)	(3,144,981)
Class C Shares	(496,998)	(1,633,810)
Class I Shares	(638,832)	(1,993,990)

Total Distributions	(14,836,912)	(55,721,879)

Net Change in Net Assets from Investment Activities	22,828,243	(75,310,640)

From Capital Transactions:
Proceeds from Shares Sold	156,817,969	326,625,511
Net Asset Value of Shares Issued Through Dividend Reinvestment	11,670,482	42,442,841
Cost of Shares Repurchased	(181,281,908)	(349,159,739)

Net Change in Net Assets from Capital Transactions	(12,793,457)	19,908,613

Total Increase/Decrease in Net Assets	10,034,786	(55,402,027)
Net Assets:
Beginning of the Period	1,045,039,434	1,100,441,461

End of the Period (Including accumulated undistributed net investment income of $(12,838,938) and $(8,696,748), respectively)	$1,055,074,220	$1,045,039,434

See Notes to Financial Statements

Van Kampen Government Securities Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	March 31,	Year Ended September 30,
Class A Shares	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of the Period	$9.32	$9.98	$10.08	$10.27	$10.35	$10.50

Net Investment Income (a)	0.10	0.44	0.46	0.41	0.34	0.31
Net Realized and Unrealized Gain/Loss	0.24	(0.58)	0.01	(0.14)	(0.03)	(0.05)

Total from Investment Operations	0.34	(0.14)	0.47	0.27	0.31	0.26
Less Distributions from Net Investment Income	0.13	0.52	0.57	0.46	0.39	0.41

Net Asset Value, End of the Period	$9.53	$9.32	$9.98	$10.08	$10.27	$10.35

Total Return (b)	3.63% *	–1.48%	4.82%	2.72%	3.08%	2.60%
Net Assets at End of the Period (In millions)	$898.1	$884.7	$998.5	$1,027.6	$1,133.1	$1,171.8
Ratio of Expenses to Average Net Assets (c)	1.02%	1.00%	1.02%	1.03%	1.03%	1.00%
Ratio of Net Investment Income to Average Net Assets	2.11%	4.45%	4.61%	4.12%	3.25%	3.03%
Portfolio Turnover	316% *	315%	221%	191%	189%	268%

*	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charges of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended September 30, 2006.

See Notes to Financial Statements

Van Kampen Government Securities Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	March 31,	Year Ended September 30,
Class B Shares	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of the Period	$9.29	$9.95	$10.05	$10.24	$10.31	$10.47

Net Investment Income (a)	0.06	0.36	0.38	0.33	0.25	0.23
Net Realized and Unrealized Gain/Loss	0.25	(0.58)	0.02	(0.14)	-0-	(0.05)

Total from Investment Operations	0.31	(0.22)	0.40	0.19	0.25	0.18
Less Distributions from Net Investment Income	0.10	0.44	0.50	0.38	0.32	0.34

Net Asset Value, End of the Period	$9.50	$9.29	$9.95	$10.05	$10.24	$10.31

Total Return (b)	3.25% *	–2.23%	4.05%	1.95%	2.42%	1.73%
Net Assets at End of the Period (In millions)	$73.0	$70.3	$63.5	$76.8	$118.3	$139.4
Ratio of Expenses to Average Net Assets (c)	1.77%	1.76%	1.78%	1.78%	1.78%	1.76%
Ratio of Net Investment Income to Average Net Assets	1.36%	3.67%	3.85%	3.33%	2.48%	2.27%
Portfolio Turnover	316% *	315%	221%	191%	189%	268%

*	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and second years of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended September 30, 2006.

See Notes to Financial Statements

Van Kampen Government Securities Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	March 31,	Year Ended September 30,
Class C Shares	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of the Period	$9.26	$9.92	$10.02	$10.21	$10.28	$10.44

Net Investment Income (a)	0.06	0.35	0.38	0.34	0.25	0.23
Net Realized and Unrealized Gain/Loss	0.24	(0.57)	0.02	(0.15)	-0-	(0.05)

Total from Investment Operations	0.30	(0.22)	0.40	0.19	0.25	0.18
Less Distributions from Net Investment Income	0.10	0.44	0.50	0.38	0.32	0.34

Net Asset Value, End of the Period	$9.46	$9.26	$9.92	$10.02	$10.21	$10.28

Total Return (b)	3.27% *	–2.34%	4.06%	1.96%	2.42%	1.73%
Net Assets at End of the Period (In millions)	$45.3	$41.5	$22.6	$18.5	$22.3	$29.8
Ratio of Expenses to Average Net Assets (c)	1.77%	1.76%	1.78%	1.79%	1.78%	1.76%
Ratio of Net Investment Income to Average Net Assets	1.34%	3.57%	3.85%	3.34%	2.48%	2.27%
Portfolio Turnover	316% *	315%	221%	191%	189%	268%

*	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made with one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended September 30, 2006.

See Notes to Financial Statements

Van Kampen Government Securities Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months				August 12, 2005
	Ended				(Commencement
	March 31,	Year Ended September 30,			of Operations) to
Class I Shares	2009	2008	2007	2006	September 30, 2005

Net Asset Value, Beginning of the Period	$9.31	$9.97	$10.07	$10.26	$10.31

Net Investment Income (a)	0.11	0.43	0.48	0.43	0.05
Net Realized and Unrealized Gain/Loss	0.25	(0.55)	0.02	(0.14)	(0.05)

Total from Investment Operations	0.36	(0.12)	0.50	0.29	-0-
Less Distributions from Net Investment Income	0.15	0.54	0.60	0.48	0.05

Net Asset Value, End of the Period	$9.52	$9.31	$9.97	$10.07	$10.26

Total Return (b)	3.76% *	–1.24%	5.09%	2.97%	0.01% *
Net Assets at End of the Period (In millions)	$38.7	$48.5	$15.9	$8.0	$6.1
Ratio of Expenses to Average Net Assets (c)	0.77%	0.75%	0.77%	0.78%	0.78%
Ratio of Net Investment Income to Average Net Assets	2.43%	4.41%	4.87%	4.41%	3.53%
Portfolio Turnover	316% *	315%	221%	191%	189%

*	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended September 30, 2006.

See Notes to Financial Statements

Van Kampen Government Securities Fund
Notes to Financial Statements  ■  March 31, 2009 (Unaudited)

1. Significant Accounting Policies
Van Kampen Government Securities Fund (the “Fund”) is organized as a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek to provide high current return consistent with preservation of capital. The Fund commenced investment operations on July 16, 1984. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Investments are stated at value using market quotations or indications of value obtained from an independent pricing service based upon the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Options are valued at the last sale price. Interest rate swaps are valued using market quotations obtained from brokers. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.
The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), effective October 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Van Kampen Government Securities Fund
Notes to Financial Statements  ■  March 31, 2009 (Unaudited)  continued

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used as of March 31, 2009 in valuing the Fund’s investments carried at value:

	Assets		Liabilities
		Other	Other
	Investments in	Financial	Financial
Valuation Inputs	Securities	Instruments*	Instruments*

Level 1—Quoted Prices	$1,211,888	$-0-	$(2,751,640)
Level 2—Other Significant Observable Inputs	1,165,131,434	141,101	(20,011,855)
Level 3—Significant Unobservable Inputs	374,317	-0-	-0-

Total	$1,166,717,639	$141,101	$(22,763,495)

*	Other financial instruments include futures, written options and swap contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in
Securities

Balance as of 9/30/08	$18,865,727
Accrued Discounts/Premiums	-0-
Realized Gain/Loss	(32,630,501)
Change in Unrealized Appreciation/Depreciation	31,362,620
Net Purchases/Sales	(17,717,177)
Net Transfers in and/or out of Level 3	493,648

Balance as of 3/31/09	$374,317
Net Change in Unrealized Appreciation/Depreciation from Investments still held as of 3/31/09	31,362,620

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may purchase and sell securities on a “when-issued”, “delayed delivery” or “forward commitment” basis with settlement to occur at a later date. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security so purchased is subject to market fluctuations during this period. Purchasing securities on this basis involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. The Fund will segregate assets having an aggregate value at least equal to the amount of the when-issued, delayed delivery or forward purchase commitments

Van Kampen Government Securities Fund
Notes to Financial Statements  ■  March 31, 2009 (Unaudited)  continued

until payment is made. At March 31, 2009, the Fund had $89,780,166 of when-issued, delayed delivery or forward purchase commitments.
The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Income and Expenses Interest income is recorded on an accrual basis. Discount is accreted and premium is amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Financial Accounting Standards Board Interpretation No. 48 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended September 30, 2008, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 2008, the Fund had an accumulated capital loss carryforward for tax purposes of $70,552,637 which will expire according to the following schedule:

Amount	Expiration

$31,684,425	September 30, 2009
12,354,204	September 30, 2013
2,784,124	September 30, 2014
13,025,679	September 30, 2015
10,704,205	September 30, 2016

Van Kampen Government Securities Fund
Notes to Financial Statements  ■  March 31, 2009 (Unaudited)  continued

At March 31, 2009, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$1,135,647,957

Gross tax unrealized appreciation	$33,417,045
Gross tax unrealized depreciation	(3,559,251)

Net tax unrealized appreciation on investments	$29,857,794

E. Distribution of Income and Gains The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.
The tax character of distributions paid during the year ended September 30, 2008 was as follows:

Distributions paid from:
Ordinary income	$56,108,281
Long-term capital gain	-0-

$56,108,281

As of September 30, 2008, the component of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$323,683
Undistributed long-term capital gain	-0-

The difference between book basis and tax basis undistributed net investment income is attributable primarily to the difference between book and tax amortization methods for premium.
Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sales transactions and gains and losses recognized on securities for tax purposes but not for book purposes.

F. Credits Earned on Cash Balances During the six months ended March 31, 2009, the Fund’s custody fee was reduced by $13,580 as a result of credits earned on cash balances.

Van Kampen Government Securities Fund
Notes to Financial Statements  ■  March 31, 2009 (Unaudited)  continued

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee, payable monthly, as follows:

Average Daily Net Assets	% Per Annum

First $1 billion	.540%
Next $1 billion	.515%
Next $1 billion	.490%
Next $1 billion	.440%
Next $1 billion	.390%
Next $1 billion	.340%
Next $1 billion	.290%
Over $7 billion	.240%

For the six months ended March 31, 2009, the Fund recognized expenses of approximately $15,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended March 31, 2009, the Fund recognized expenses of approximately $48,000 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended March 31, 2009, the Fund recognized expenses of approximately $409,600 representing transfer agency fees paid to VKIS and its affiliates. The transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $177,000 are included in “Other” assets on the Statement of Assets and Liabilities at March 31, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

Van Kampen Government Securities Fund
Notes to Financial Statements  ■  March 31, 2009 (Unaudited)  continued

For the six months ended March 31, 2009, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $82,900 and contingent deferred sales charges (CDSC) on redeemed shares of approximately $95,100. Sales charges do not represent expenses of the Fund.

3. Capital Transactions
For the six months ended March 31, 2009 and the year ended September 30, 2008, transactions were as follows:

	For The		For The
	Six Months Ended		Year Ended
	March 31, 2009		September 30, 2008
	Shares	Value	Shares	Value

Sales:
Class A	11,606,070	$108,514,091	20,460,187	$202,600,634
Class B	2,303,436	21,464,490	4,183,199	41,269,846
Class C	1,872,725	17,355,433	3,999,673	39,501,844
Class I	1,008,255	9,483,955	4,385,004	43,253,187

Total Sales	16,790,486	$156,817,969	33,028,063	$326,625,511

Dividend Reinvestment:
Class A	1,113,046	$10,384,383	3,820,605	$37,458,087
Class B	76,321	698,236	284,158	2,775,100
Class C	44,387	402,413	137,663	1,333,400
Class I	19,977	185,450	89,621	876,254

Total Dividend Reinvestment	1,253,731	$11,670,482	4,332,047	$42,442,841

Repurchases:
Class A	(13,372,022)	$(125,161,299)	(29,401,237)	$(290,286,009)
Class B	(2,261,136)	(21,082,399)	(3,285,713)	(31,968,762)
Class C	(1,612,050)	(14,974,843)	(1,927,065)	(18,546,972)
Class I	(2,169,452)	(20,063,367)	(861,505)	(8,357,996)

Total Repurchases	(19,414,660)	$(181,281,908)	(35,475,520)	$(349,159,739)

4. Redemption Fee
Until November 3, 2008 the Fund assessed a 2% redemption fee on the proceeds of Fund shares that were redeemed (either by sale or exchange) within seven days of purchase. The redemption fee was paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the six months ended March 31, 2009, the Fund received redemption fees of approximately $16,200 which are reported as part of “Cost of Shares Repurchased” on the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01. Effective November 3, 2008, the redemption fee is no longer applied.

5. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and U.S. Government securities, were $162,851,358 and $27,412,402, respectively. The cost of purchases and proceeds from sales of long-term U.S. Government

Van Kampen Government Securities Fund
Notes to Financial Statements  ■  March 31, 2009 (Unaudited)  continued

securities, including paydowns on mortgage-backed securities, for the period were $2,845,073,205 and $2,958,814,716, respectively.

6. Mortgage Backed Securities
The Fund may invest in various types of Mortgage Backed Securities. A Mortgage Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies—Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC). GNMA is a wholly owned corporate instrumentality of the United States whose securities and guarantees are backed by the full faith and credit of the United States. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the United States. The securities and guarantees of FNMA and FHLMC are not backed, directly or indirectly, by the full faith and credit of United States. A Collateralized Mortgage Obligation (CMO) is a bond, which is collateralized by a pool of MBS’s.
These securities derive their value from or represent interests in a pool of mortgages, or mortgage securities. Mortgage securities are subject to prepayment risk—the risk that, as mortgage interest rates fall, borrowers will refinance and “prepay” principal. A fund holding mortgage securities that are experiencing prepayments may have to reinvest these payments at lower prevailing interest rates. On the other hand, when interest rates rise, borrowers are less likely to refinance resulting in lower prepayments. This can effectively extend the maturity of a fund’s mortgage securities resulting in greater price volatility. It can be difficult to measure precisely the remaining life of a mortgage security or the average life of a portfolio of such securities.
To the extent a fund invests in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies.
An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to a Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payment on their mortgages.

7. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio’s effective yield, maturity and duration. All of the Fund’s holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized

Van Kampen Government Securities Fund
Notes to Financial Statements  ■  March 31, 2009 (Unaudited)  continued

accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of security underlying the option or futures contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.
Summarized below are the specific types of derivative financial instruments used by the Fund.

A. Futures Contracts A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds, Notes or Eurodollars and typically chooses the contract prior to the delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, or with its custodian in an account in the broker’s name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.
Transactions in futures contracts for the six months ended March 31, 2009, were as follows:

Contracts

Outstanding at September 30, 2008	3,178
Futures Opened	14,060
Futures Closed	(14,914)

Outstanding at March 31, 2009	2,324

B. Interest Rate Swaps The Fund may enter into interest rate swaps primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps are contractual agreements to exchange interest payments calculated on a predetermined notional principal amount. Interest rate swaps generally involve one party paying a fixed interest rate and the other party paying a variable rate. The Fund will usually enter into swaps on a net basis, i.e., the two payments are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund accrues the net amount with respect to each swap on a daily basis. This net amount is recorded within unrealized appreciation/depreciation on swap contracts. Upon cash settlement of the payments, the net amount is recorded as realized gain/loss on swap contracts on the Statement of Operations. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. If there is a default by the counterparty to a swap agreement, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Fund has an unrealized loss on a swap

Van Kampen Government Securities Fund
Notes to Financial Statements  ■  March 31, 2009 (Unaudited)  continued

contract, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss.

C. Inverse Floating Rate Securities An inverse floating rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Fund to enhance the yield of the portfolio. These instruments are identified in the Portfolio of Investments.

D. Purchased Option Contracts An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise (strike) price during a specified period. The Fund may purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying (or similar) instrument. The risk associated with purchasing put and call options is limited to the premium paid. Purchased options are reported as part of “Total Investments” on the Statement of Assets and Liabilities. Premiums paid for purchasing options which expire are treated as realized losses.
The Fund may write covered call and put options. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying securities to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.
Transactions in written call options were as follows:

	Number of	Premium
	Contracts	Received

Options Outstanding at September 30, 2008	-0-	-0-
Options Written	3,816	997,250
Options Terminated in Closing Purchase Transactions	(1,915)	(762,088)
Options Exercised	-0-	-0-
Options Expired	-0-	-0-

Options Outstanding at March 31, 2009	1,901	235,162

8. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and

Van Kampen Government Securities Fund
Notes to Financial Statements  ■  March 31, 2009 (Unaudited)  continued

Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $35,627,200 and $1,875,500 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

9. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. Accounting Pronouncements
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management does not believe the adoption of FAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.
On April 9, 2009, the Financial Accounting Standards Board issued Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (FSP 157-4). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity for the assets or liability have significantly decreased. FSP 157-4 also requires additional disaggregation of the current FAS 157 required disclosures. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. At this time, management is evaluating the implications of FSP 157-4 and the impact it will have on the financial statement disclosures.

Van Kampen Government Securities Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen Government Securities Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

(continued on next page)

Van Kampen Government Securities Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen Government Securities Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

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Van Kampen Government Securities Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

(continued on back)

Van Kampen Government Securities Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

29, 129, 229, 629
GOVTSAN 5/09
IU09-02128P-Y03/09

Item 2. Code of Ethics.
Not applicable for semi-annual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semi-annual reports.
Item 6. Schedule of Investments.
(a) Please refer to Item #1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures
(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSRS was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.

(1) Code of Ethics — Not applicable for semi-annual reports.
(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Van Kampen Government Securities Fund
By: /s/ Edward C. Wood III
Name: Edward C. Wood III
Title: Principal Executive Officer
Date: May 19, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By: /s/ Edward C. Wood III
Name: Edward C. Wood III
Title: Principal Executive Officer
Date: May 19, 2009
By: /s/ Stuart N. Schuldt
Name: Stuart N. Schuldt
Title: Principal Financial Officer
Date: May 19, 2009